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                                                                   Exhibit 10.31
                                                                   -------------

Nikhil Sinha and Steven F. Coleman have entered into Change in Control Agreements, and amendments thereto, substantially identical (apart from the names of the parties thereto, the dates of execution and addresses for notices) to the agreements with Mr. Bristow filed as Exhibits 101.29 and 10.30 to this Annual Report on Form 10-K. John A. Blanchard III has also entered into an identical agreement, except that the terms of the October 19, 2000 amendment to Mr. Bristow's agreement are incorporated directly into the original form of Mr. Blanchard's agreement.